SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 18, 1998

                               STEVEN MADDEN, LTD.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     Delaware                      0-23702                        13-3588231
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 (State or other                 (Commission                    (IRS Employer
 jurisdiction of                 File Number)                Identification No.)
   Formation)


             52-16 BARNETT AVENUE, LONG ISLAND CITY, NEW YORK         11104
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               (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code (718) 446-1800
                                                           --------------

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          (Former name or former address, if changes since last report)

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

ITEM 5.  OTHER EVENTS.

         On November 18, 1998, the Company reincorporated in the State of Delaware under the name Steven Madden, Ltd.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  1. Certificate of Incorporation of Steven Madden, Ltd., a Delaware corporation.

                  2.  By-laws of Steven Madden, Ltd., a Delaware corporation.

                  3.  Certificate of Merger of Steven  Madden,  Ltd., a New York
                      corporation,   and  Steven   Madden,   Ltd.,   a  Delaware
                      corporation.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.



                                   STEVEN MADDEN, LTD.



                                   By: /s/ STEVEN MADDEN
                                      ---------------------------------
                                           Steven Madden
                                           Chairman of the Board,
                                           Chief Executive Officer and President


Dated:  November  , 1998